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SECURITIES EXCHANGE ACT OF 1934

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Peerless Systems Corporation

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PEERLESS SYSTEMS CORPORATION
300 Atlantic Street, Suite 301
Stamford, Connecticut 06901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 27, 2012

Dear Stockholder:

You are invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Peerless Systems Corporation, a Delaware corporation (the “Company”), which will be held on Wednesday, June 27, 2012, at 9:00 a.m. Eastern Time, at our offices located at 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901, for the following purposes:

1.  To elect as directors Messrs. Steven M. Bathgate, Timothy E. Brog, Matthew R. Dickman, Jeffrey A. Hammer, Eric Kuby and Gerald A. Stein, to serve until the next annual meeting and until their respective successors are elected.

2.  To ratify the selection of Mayer Hoffman McCann P.C. as the independent registered public accounting firm of the Company for the fiscal year ending January 31, 2013.

3.  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors of the Company (the “Board”) has fixed the close of business on May 2, 2012 as the record date for the determination of stockholders entitled to notice of and to vote, in person or by proxy, at this Annual Meeting and at any adjournment or postponement thereof (the “Record Date”).  As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company.  All proposals set forth above are proposals of the Board of Directors.  It is expected that these materials first will be mailed to stockholders on or about May 17, 2012.  Accompanying this Notice and Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for its fiscal year ended January 31, 2012.  You may also obtain an electronic version of our Annual Report on Form 10-K from the website of the Securities and Exchange Commission (“SEC”) located at www.sec.gov or from our website located at www.peerless.com/proxy.

All stockholders are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the Annual Meeting.  Should you receive more than one proxy card because your shares of common stock are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card to ensure that all of your shares of common stock are voted.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed.  Voting instructions are printed on the proxy card.  Even if you have given your proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder (e.g., your broker, bank or other nominee) a legal proxy issued in your name.

By Order of the Board of Directors,
Timothy E. Brog
Chairman and Chief Executive Officer

Stamford, Connecticut
May 17, 2012

TABLE OF CONTENTS

SOLICITATION OF PROXIES	1
Cost of Solicitation	1
Voting Your Shares of Peerless	1
Revocability of Proxies	1
VOTING RIGHTS AND OUTSTANDING SHARES	2
Quorum and Required Vote	2
Internet Availability of Proxy Materials	3
Procedures for Stockholder Nominations	3
PROPOSAL NO. 1	4
ELECTION OF DIRECTORS	4
Director Nominees	4
Majority Independence of the Board	6
Board Leadership Structure and Risk Oversight	6
Board Committees and Meetings	6
Stockholder Communications with the Board	9
DIRECTOR COMPENSATION	10
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	11
PROPOSAL NO. 2	12
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
EXECUTIVE OFFICERS	15
EXECUTIVE COMPENSATION AND OTHER MATTERS	16
Summary Compensation Table	16
Narrative to Summary Compensation Table	16
Outstanding Equity Awards at Fiscal Year-End	18
Potential Payments Upon Termination Or Change In Control	18
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	20
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
CODE OF BUSINESS CONDUCT AND ETHICS	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	20
OTHER MATTERS	21
STOCKHOLDER PROPOSALS	21
INCORPORATION BY REFERENCE	21
AVAILABLE INFORMATION	22

i

PEERLESS SYSTEMS CORPORATION
300 Atlantic Street
Suite 301
Stamford, Connecticut 06901

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
to be Held on June 27, 2012

SOLICITATION OF PROXIES

The enclosed proxy is solicited on behalf of our Board of Directors for the Company’s Annual Meeting of Stockholders to be held on Wednesday, June 27, 2012 at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof, for the purposes set forth herein.  The Annual Meeting will be held at our offices located at 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901.  The Company intends to mail this proxy statement, the accompanying proxy card, and our Annual Report on Form 10-K on or about May 17, 2012 to all stockholders entitled to vote at the Annual Meeting.  You may also obtain an electronic version of our Annual Report on Form 10-K from the SEC’s website located at www.sec.gov or from our website.

All shares of our common stock, par value $.001 per share (“Common Stock”), that are entitled to vote and that are represented at the Annual Meeting by properly executed proxies received at or prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions specified on the proxies.  If no instructions are specified, the proxies will be voted FOR:

●	The election of Messrs. Steven M. Bathgate, Timothy E. Brog, Matthew R. Dickman, Jeffrey A. Hammer, Eric Kuby and Gerald A. Stein as directors of the Company; and

●	The ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending January 31, 2013.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

Cost of Solicitation

The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock that are beneficially owned by others to forward to such beneficial owners.  The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners.  Original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, e-mail, internet or personal solicitation by our directors, officers or other regular employees.

Voting Your Shares of Peerless

Stockholders should follow the directions on their proxy card to vote their shares of Peerless Systems Corporation.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before it is voted.  Proxies may be revoked by:

●	filing with our Chief Executive Officer, at or before the voting at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; or

●	duly executing a proxy with a later date and delivering it to our Secretary before the voting at the Annual Meeting; or

●	attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

Any written notice of revocation or subsequent proxy should be sent to Peerless Systems Corporation, 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901, Attention: Chairman and Chief Executive Officer, or hand delivered to us at or before the voting at the Annual Meeting.

If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to such broker, bank or other nominee.  Your voting instruction card should include this information.  Please note that if a broker, bank or other nominee is the record holder of your shares and you decide to attend and vote at the Annual Meeting, your in-person vote at the Annual Meeting will not be effective unless you have obtained and present a legal proxy issued in your name from your broker, bank or other nominee, as the record holder.

VOTING RIGHTS AND OUTSTANDING SHARES

Only stockholders of record as of the close of business on May 2, 2012 will be entitled to notice of and to vote at the Annual Meeting.  At the close of business on May 2, 2012, the Company had issued and outstanding 3,555,064 shares of Common Stock entitled to vote at the Annual Meeting.  Each holder of Common Stock on such date will be entitled to one (1) vote for each share held on all matters to be voted upon at the Annual Meeting.  Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.  All votes will be tabulated by the inspector of election appointed for the Annual Meeting.  The inspector of election will tabulate separately affirmative votes, negative votes, abstentions and broker non-votes.

Following are the proposals being presented at the meeting:

1.	The election of Messrs. Steven M. Bathgate, Timothy E. Brog, Matthew R. Dickman, Jeffrey A. Hammer, Eric Kuby and Gerald A. Stein as directors of the Company; and
2.	The ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending January 31, 2013.

Quorum and Required Vote

The Company’s Bylaws (the “Bylaws”) provide that the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  Shares of Common Stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.  Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker, bank or other nominee that are represented at the meeting, but with respect to which such broker, bank or other nominee is not instructed to vote on a particular proposal and does not have discretionary voting power on such proposal) will be counted as shares that are present for purposes of determining the presence of a quorum.

For the purposes of Proposal 1, the election of the nominees to the Board shall be determined by a plurality of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote in the election.  The six nominees receiving the highest number of affirmative votes will be elected.  Because abstentions do not constitute "votes cast" at the Annual Meeting, abstentions will not affect the outcome of the election of the nominees to the Board.

For Proposal 2, the affirmative vote of a majority of the total votes cast at the Annual Meeting by the holders of Common Stock entitled to vote on the ratification is required to ratify the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending January 31, 2013.  Abstentions will have no effect on the required vote.  The ratification of Mayer Hoffman McCann P.C. is generally a matter on which a broker or other nominee has discretionary voting authority.  Accordingly, no broker non-votes are expected to result from this proposal.  Broker non-votes would have no effect on the required vote (other than to reduce the number of affirmative votes required to approve the proposal).

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the meeting, and for ten days prior to the Annual Meeting at our offices located at 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901, between the hours of 9 a.m. and 4 p.m. local time.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials: The Notice of the 2012 Annual Meeting of Stockholders, this Proxy Statement, and the Company’s Annual Report for the year ended January 31, 2012, are available at www.peerless.com/proxy.

Procedures for Stockholder Nominations

The Nominating and Corporate Governance Committee will consider suggestions for nominees for directorships from stockholders of the Company provided such recommendations are made in accordance with the procedures set forth in the Company's Bylaws and the procedures described below.  Stockholder recommendations for nominees will be processed and are subject to the same criteria as are candidates nominated by the Nominating and Corporate Governance Committee.  Under the Company's Bylaws, any stockholder of record entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting, but only if written notice of such stockholder's intent to make such nomination or nominations has been delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting.  Each such notice shall set forth such information specified in the Company’s Bylaws and such other information required pursuant to Regulation 14A under the Exchange Act.  At the request of the Board, any person nominated by a stockholder for election as a director shall furnish to the Secretary of the Company such information required to be set forth in the stockholder's notice of nomination that pertains to the nominee.  The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.  Stockholder nominations submitted in accordance with the requirement of the Bylaws will be forwarded to the Nominating and Corporate Governance Committee.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Nominating and Corporate Governance Committee has nominated six persons for election to the Board in accordance with the Company’s Certificate of Incorporation and Bylaws.  Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has been qualified, or earlier, upon such director’s death, resignation or removal.  The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders.  See “Voting Rights and Outstanding Shares - Procedures for Stockholder Nominations” above.

The names and certain information concerning the persons nominated by the Nominating and Corporate Governance Committee to serve as directors at the Annual Meeting are set forth below.  It is intended that shares represented by the proxies will be voted FOR the election to the Board of the nominees named below unless authority to vote for the nominees has been withheld in the proxy.  Although each of the persons nominated has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Nominating and Corporate Governance Committee.  The following information regarding the nominees is relevant to your consideration of the slate proposed by the Nominating and Corporate Governance Committee.

Two current members of the Board, Robert Frankfurt and Jeffrey S. Wald, are not standing for re-election to the Board and are not included as nominees below for election at the Annual Meeting.

Director Nominees

The following sets forth certain information with respect to our nominees.  Except as set forth below, none of the nominees for director were selected for election pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such.  Messrs. Dickman and Stein were recommended to the Nominating and Corporate Governance Committee by our Chief Executive Officer.  There are no family relationships among nominees for director or executive officers of the Company.  Except as set forth below, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Steven M. Bathgate, age 57, has been a director of the Company since May 22, 2008.  Since 1996, Mr. Bathgate has been Senior Managing Partner of GVC Capital LLC ("GVC"), formerly known as Bathgate Capital Partners LLC, a FINRA-licensed broker dealer.  Prior to starting GVC, he was the Chairman and Chief Executive Officer of Cohig & Associates, Inc., an NASD member firm specializing in public and private financing for emerging growth companies.  His other previous experience includes employment by Wall Street West, Dain Bosworth, Inc., and the National Association of Securities Dealers, Inc. He received his B.S. degree in finance from the University of Colorado.  Mr. Bathgate is a director of Omni Bio Pharmaceutical, Inc, a public emerging biopharmaceutical company.  Mr. Bathgate has the Series 7, 24, 27, 63 and 79 securities licenses.  The Board believes that Mr. Bathgate’s experience in the financial services industry and in evaluating acquisitions is valuable to the Company in pursuing its strategy to enhance value for stockholders through establishing a new venture or acquiring an existing business or through another investment opportunity.

Timothy E. Brog, age 48, has been the Chairman of the Board of Directors since June 2008, Chief Executive Officer since August 2010 and a director of Peerless since July 9, 2007.  Mr. Brog was the Managing Director of Locksmith Capital Management LLC, the portfolio manager to Locksmith Value Opportunity Fund LP, from September 2007 to August 2010 and the Managing Director of E2 Investment Partners LLC, a special purpose vehicle to invest in Peerless, from March 2007 to July 2008.  Mr. Brog was President of Pembridge Capital Management LLC, the portfolio manager of Pembridge Value Opportunity Fund LP, a deep value activist hedge fund, from June 2004 to September 2007.  Mr. Brog was the Managing Director of The Edward Andrews Group Inc., a boutique investment bank from 1996 to 2007.  From 1989 to 1995, Mr. Brog was a corporate finance and mergers and acquisitions associate of the law firm Skadden, Arps, Slate, Meagher & Flom LLP.  Mr. Brog received a J.D. from Fordham University School of Law in 1989 and a B.A. from Tufts University in 1986.  Mr. Brog is a Director of Eco-Bat Technologies Limited.  The Board believes that Mr. Brog’s legal, investment banking  and value investment experience position him well to serve as Chairman and CEO of Peerless and are extremely valuable to the Company in establishing a new venture, acquiring an existing business or making another investment.

Matthew R. Dickman, age 48, is the co-founder of Just Salad LLC, a quick and healthy restaurant chain with locations in New York City, Hong Kong and Singapore. Mr. Dickman has served as its General Manager since July 2008.  From May 1999 through June 2008, Mr. Dickman served as Manager of Southpaw Capital Management., a privately owned hedge fund.  From June 1992 through April 1999, Mr. Dickman was a retail broker and manager of operations at various securities firms.  Mr. Dickman graduated from the Marshall School of Business at the University of Southern California with an M.B.A and received a B.A. in Political Science from the University of Colorado.  The Board believes that Mr. Dickman’s experience as an entrepreneur and hedge fund manager and in the investment management industry will be valuable to the Company as it pursues its strategy to enhance value for stockholders.

Jeffrey A. Hammer, age 49, has served as a director since August 11, 2008.  Mr. Hammer is currently a Managing Director and Co-Head of the Secondary Advisory business at Houlihan Lokey Howard & Zukin.  Mr. Hammer joined Houlihan Lokey in March 2009 from Bear Stearns & Co, where he was a Senior Managing Director from June 2004 through December 2008.  During this time, Mr. Hammer served as the Global Head of Origination for the Private Funds Group from June 2007 through December 2008 and the Co-Head of the private equity fund-of-funds and secondary investing unit, Private Equity Advisors, from June 2004 to June 2007.  From April 1999 to May 2004, Mr. Hammer was a Managing Director and Co-Founder of BDC Financial, a Boston-based specialist private equity manager.  During the six-year period prior to BDC’s formation in 1999, Mr. Hammer founded two investment management firms, one backed by AEW Capital Management and the AT&T Master Pension Trust and the other backed by Nomura Securities.  Mr. Hammer previously served as a senior executive of a leading online provider of SEC-filed corporate financial information.  Earlier in his career, Mr. Hammer held positions in investment banking at Morgan Stanley & Co. Inc. in New York and Goldman Sachs & Co. in New York and London.  Mr. Hammer received an MBA from Harvard University and an AB from Princeton University.  Mr. Hammer has the Series 7, 24, 63 and 79 securities license.  Mr. Hammer has substantial experience in sourcing and executing acquisitions and investments, which the Board believes is essential to enable the Company to carry out its strategy.  Mr. Hammer’s experience positions him well to serve as a director and to fill the critical role of Audit Committee “financial expert.”

Eric Kuby, age 52, has been a director of the Company since November 11, 2010.  Mr. Kuby has been a Chief Investment Officer and a member of the Investment Committee of North Star Investment Management Corporation, an SEC registered investment advisor, since September 2004.  Previously, he was a Director of Investments at Wachovia Securities and a Senior Portfolio Manager of First Albany Asset Management, where he served on the Investment Strategy Committee specifically responsible for the micro cap portfolio.  Prior to joining First Albany, Mr. Kuby was Senior Portfolio Manager at Oppenheimer Investment Advisors, Chief Investment Officer at Rodman Advisory Services and Associate Director at Bear Stearns.  Mr. Kuby holds an M.B.A. in Finance as well as a B.A. in Economics from The University of Chicago.  He holds the Series 7, 63 and 65 securities licenses.  The Board believes that Mr. Kuby’s experience as the Chief Investment Officer of North Star Investment Management Corporation will be valuable to the Company as it pursues its strategy to enhance value for stockholders.

Gerald A. Stein, age 45, is an attorney for the Federal Trade Commission, Bureau of Competition, Northeast Region, located in New York, New York, serving in this position since December 2009.  In his current position, Mr. Stein leads investigations and analyses of proposed and consummated mergers and acquisitions, and other business conduct to determine whether to recommend and institute FTC enforcement action.  From February 2004 through December 2009, Mr. Stein was Counsel in the Litigation Department and Antitrust and Trade Regulation Practice Group in the New York offices of O'Melveny & Myers LLP.  From February 1997 through January 2004, Mr. Stein was a Senior Associate in the Litigation Department of the New York offices of Weil, Gotshal & Manges LLP.  Mr. Stein has been admitted to practice law in the State of New York and has been in good standing since 1994.  He has participated on numerous speaking panels and authored or co-authored several articles in leading legal publications on antitrust law and commercial litigation.  Mr. Stein earned his Juris Doctor, cum laude, from the Pace University School of Law and earned his B.A. in Political Science from Tufts University.  The Board believes that Mr. Stein's experience representing significant corporate entities in private practice and his current role as a government antitrust enforcer will provide the Company with critical insight as it pursues its strategy to enhance value for stockholders.

Majority Independence of the Board

The Company’s Bylaws require that a majority of the Company’s directors meet the requirements for independence set forth under applicable securities laws, including the Exchange Act, applicable rules and regulations of the SEC and applicable rules and regulations of Nasdaq, subject to certain hardship exceptions.  The Board is currently comprised of Messrs. Bathgate, Brog, Frankfurt, Hammer, Kuby and Wald.  As our Chief Executive Officer, Mr. Brog is not independent under the Nasdaq listing standards and applicable SEC laws, rules and regulations.  Mr. Wald is not independent under the Nasdaq listing rules because he was a consultant to the Company until October 2010.  All other persons serving on the Board in the last fiscal year have been independent under the Nasdaq listing standards and applicable SEC laws, rules and regulations and the Board has at all times included a majority of independent directors.

The new director nominees, Mr. Dickman and Mr. Stein, are considered independent under the Nasdaq listing standards and applicable SEC laws, rules and regulations.

Board Leadership Structure and Risk Oversight

Mr. Brog serves as the Company’s Chairman and Chief Executive Officer.  Due to the size of the Company, the Board believes it not in the best interests of the Company and its stockholders to separate the roles of Chairman and Chief Executive Officer of the Company.  The Company does not have a lead independent director.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company.  The Audit Committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm.  The entire Board also receives updates from the Company’s management regarding any material risks at each Board meeting.

Board Committees and Meetings

During the fiscal year ended January 31, 2012, the Board held six meetings.  Mr. Brog currently serves as CEO and Chairman of the Board.  The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a written charter adopted by the Board.  Copies of the charters for the Audit, Compensation and Nominating and Corporate Governance Committees can be found on our website, www.peerless.com on the For Investors page, under the Corporate Governance link.  During the fiscal year ended January 31, 2012, each director attended 75% or more of the aggregate meetings of the Board and of the committees on which he served that were held during the period for which he was a director or committee member, as the case may be.  Each person serving as a director at the time of the 2011 annual meeting of stockholders attended such meeting.  The Board’s policy is that each director will make every effort to attend the annual stockholders’ meeting, subject to his business and personal obligations.

Audit Committee.  The committee consists of Messrs. Hammer, Kuby and Frankfurt.  Each of the current members of the committee meets the independence and other requirements of the applicable Nasdaq listing standards, SEC rules and our Bylaws.  Mr. Hammer meets the definition of an audit committee financial expert, as set forth in Item 407(d)(5) of Regulation S-K and meets the financial sophistication requirements of the Nasdaq listing standards.  During the fiscal year ended January 31, 2012, the Audit Committee held six meetings.  In accordance with its current charter, the Committee’s responsibilities include direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accountant, as well as:

●
reviewing the independence and quality control procedures of the independent registered public accountant and the experience and qualifications of the independent registered public accountant’s senior personnel;

●
meeting with management and the independent registered public accountant in connection with each annual audit to discuss the scope of the audit, the procedures to be followed in the audit and the staffing of the audit;

●
reviewing and discussing with management and the independent registered public accountant: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent registered public accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements;

●	reviewing and discussing the annual audited financial statements with management and the independent registered public accountant;

●
reviewing with the independent registered public accountant any problems or difficulties the independent registered public accountant may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters;

●
discussing with the independent registered public accountant the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent registered public accountant identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent registered public accountant, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accountant; and (C) all other material written communications between the independent registered public accountant and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent registered public accountant’s engagement letter, independent registered public accountant’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any;

●	discussing with the independent registered public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect;

●	recommending to the Board that the audited financial statements be included in the Company’s Annual Report;

●
discussing with management and the independent registered public accountant the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies;

●	reviewing and approving, if determined, all related party transactions;

●
discussing with management and the independent registered public accountant any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process or accounting policies;

●
discussing with the Company’s General Counsel or outside counsel any legal matters brought to the Audit Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements;

●	discussing with management the Company’s policies with respect to risk assessment and risk management;

●	setting clear hiring policies for employees or former employees of the Company’s independent registered public accountant;

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters;

●	providing the Company with the Audit Committee Report for inclusion in each of the Company’s annual proxy statements; and

●	performing an annual evaluation of the performance of the Committee.

Compensation Committee.  The committee consists of Messrs. Frankfurt (Chair), Kuby and Wald.  Although Mr. Wald does not meet the independence requirements under Nasdaq listing Rule 5605(d)(3), the Rule permits one non-independent director to serve on the committee for a period of up to two years if the Board has determined that it is required by the best interests of the Company and its stockholders.  The Board has determined that it is in the best interests of the Company and its stockholders for Mr. Wald to serve on the committee due to his operational and financial background.  Each member of the Compensation Committee other than Mr. Wald was “independent” as required by the applicable Nasdaq listing standards during the applicable period of service.

In accordance with its charter, the responsibilities of the Compensation Committee include oversight, development and administration of the Company’s compensation policy, goals and guidelines, reviewing and approving the terms of employment and all forms of compensation for executive officers and other key employees, and oversight of the Company’s incentive and equity plans and other employee benefit plans, reviewing fees and benefits of non-employee directors, and determining annual performance goals for employees.  The Compensation Committee reviews, establishes and revises all forms of compensation for executive officers of the Company, and such other employees of the Company as directed by the Board.  During the fiscal year ended January 31, 2012, the Compensation Committee held three meetings.

The Compensation Committee considers and determines executive compensation based upon factors including, but not limited to: financial reports on performance versus budget and compared to prior year performance; calculations and reports on levels of achievement of corporate performance objectives; reports on the Company's strategic initiatives and budget for future periods;  information on the executive officers' stock ownership and option holdings; and information regarding the total compensation of the named executive officers, including base salary, cash incentives, equity awards, perquisites, if any, and other compensation and any amounts payable to the executives upon  voluntary or involuntary termination, early or normal retirement or following a change-in-control of the Company.

The Compensation Committee from time to time may consult with, or request recommendations from the Company’s Chief Executive Officer regarding the compensation of the Company’s other executive officers and receive input from each executive officer regarding his own compensation.

Due to the size of the Company, the Committee does not currently delegate its authority to any other person.

Nominating and Corporate Governance Committee.  The committee consists of Messrs. Bathgate (Chair), Brog and Hammer.  In accordance with its charter, the committee develops the policy on the size of the Board, reviews potential candidates for Board membership and nominates persons to serve on the Board.  It is also charged with developing and recommending appropriate corporate governance standards and evaluating the effectiveness of the Board.  During fiscal 2012, the Nominating and Corporate Governance Committee held two meetings.  Each member of the Nominating and Corporate Governance Committee is “independent” as required by the applicable Nasdaq listing standards, other than Mr. Brog.  On May 27, 2010, the Nominating and Corporate Governance Committee determined that Mr. Brog is no longer independent under the Nasdaq listing standards and applicable SEC laws, rules and regulations.  The Board has determined that it is required by the best interests of the Company and its stockholders for Mr. Brog to serve on the committee due to his legal background, extensive contacts and longtime experience with the Company.

The Committee will consider as potential director nominee candidates recommended by various sources, including the Chief Executive Officer, any member of the Board or any qualifying stockholder of the Company, as discussed below.  The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members with qualifications and skills that are consistent with the Nominating and Corporate Governance Committee’s criteria for Board service are re-nominated.  The Committee then, as and to the extent it deems advisable, seeks to identify potential director nominees to fill any vacancies.  The Nominating and Corporate Governance Committee may seek input from members of the Board and senior management in connection with this search as well as hire a search firm if deemed appropriate by the Nominating and Corporate Governance Committee.  Potential director nominees will be initially reviewed by the Chairman of the Nominating and Corporate Governance Committee, or in the Chairman’s absence, any member of the Nominating and Corporate Governance Committee delegated to initially review director candidates.  The reviewing Nominating and Corporate Governance Committee member will then make an initial determination in his or her own independent business judgment as to the qualification and fit of such director candidate(s) based on the criteria set forth below.  If the reviewing Nominating and Corporate Governance Committee member determines that it is appropriate to proceed, the Chief Executive Officer and at least one member of the Nominating and Corporate Governance Committee will interview the prospective director candidate(s) (or the full Nominating and Corporate Governance Committee may, in its discretion, conduct interviews as schedules permit).

There are no specific minimum qualifications for persons nominated to the Board; however, as stated in the Company’s corporate governance guidelines, the factors to be considered in nominating candidates for Board membership include, but are not limited to:

●	the candidate’s ability and willingness to commit adequate time to Board and committee matters;

●	the fit of the candidate’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company;

●	the candidate’s personal and professional integrity, ethics and values;

●	the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

●	the candidate’s experience in the Company’s industry and with relevant social policy concerns;

●	the candidate’s experience as a board member of another publicly held company;

●	whether the candidate would be “independent” under applicable standards;

●	whether the candidate has practical and mature business judgment; and

●	the candidate’s academic expertise in an area of the Company’s operations.

The Nominating and Corporate Governance Committee does not have a policy regarding director diversity, but does consider how directors of different backgrounds, experiences, skills and viewpoints may broaden the perspective and influence the overall functioning of the Board of Directors.

The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders.

Stockholder Communications with the Board

Stockholders may communicate with any of our directors by written mail addressed to the Chairman and Chief Executive Officer, Peerless Systems Corporation, 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901.  The Chairman and Chief Executive Officer will review such communications and forward them to the appropriate director or directors.  Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to our non-employee directors for their services in fiscal 2012.

Name	Fees Earned or Paid in Cash ($)	Options Awards ($)(1)	Restricted Stock ($) (2)	Total ($)
Steven Bathgate	18,500	4,051	10,000	32,551
Robert Frankfurt	18,850	4,051	10,000	32,901
Jeffrey Hammer	24,100	4,051	10,000	38,151
Eric Kuby	14,600	4,051	10,000	28,651
Jeffrey Wald	13,800	4,051	10,000	27,851

(1)
The amounts reflect the fair value of such stock options awards as of the applicable grant date, computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”).

(2)
The grant date fair value of the restricted stock awards are based on the fair market value of the underlying shares on the date of grant if no restriction applied.  See Note 4 to the Company's audited financial statements for the fiscal year ended January 31, 2012 for a discussion of the relevant assumptions used in calculating grant date fair value.

Compensation for directors is comprised of (i) cash, (ii) options to purchase Common Stock, and (iii) restricted Common Stock.

Cash.  Each non-employee director of the Company receives a $10,000 yearly retainer, $1,000 for each in-person Board meeting attended, $500 for each telephonic Board meeting attended, $400 for each in-person or telephonic Audit Committee meeting, and $300 for each in person or telephonic Compensation Committee or Nominating and Corporate Governance Committee meeting.  If any telephonic Board meeting or any in person or telephonic committee meeting is less than 90 minutes, participants will only receive 50% of the fee for such meeting.  The Chairman of the Board, if he is not an employee of the Company, receives an additional yearly retainer of $15,000.  The Chairman of the Audit Committee receives an additional yearly retainer of $10,000 and the Chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each receive yearly retainers of $5,000 for their committee service.

Options.  Each non-employee director automatically receives options to purchase 10,000 shares of our Common Stock in connection with his initial election to the Board and automatically receives options to purchase 2,000 shares of our Common Stock on the date of each annual stockholder meeting at which he is re-elected.

Options for non-employee directors generally vest at a rate of 25% on the first anniversary of the date of grant and 1/36th of the shares subject to the option vest each month thereafter for the following three years at an exercise price equal to fair market value on the date of grant.

Restricted Common Stock.  Each non-employee director automatically receives $10,000 worth of shares of restricted Common Stock on the date of each annual stockholder meeting at which he is re-elected.  One half of such shares of restricted Common Stock vest on each of a) the earlier of the first anniversary of grant or the date of the next annual meeting of stockholders and b) the earlier of the second anniversary of grant or the date of the second annual meeting of stockholders following the grant.

Indemnification Agreements.  The Company has entered into indemnification agreements with certain of its directors that may require the Company to indemnify such directors against liabilities that may arise by reason of such directors’ status or service.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Throughout fiscal 2012 the Compensation Committee consisted of Messrs. Frankfurt, Kuby and Wald.  Mr. Wald was a consultant to the Company from December 2008 until October 15, 2010 and was party to a Consulting Agreement with the Company, under which he received certain compensation from the Company.  No person who was a member of the Compensation Committee during fiscal 2012 otherwise served as one of the Company’s officers or employees while he was on the committee.  None of the executive officers serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or Compensation Committee.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013, and the Board has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.  Ernst & Young LLP had been engaged as our independent registered public accounting firm from September 1999 through January 31, 2012.  A representative of Mayer Hoffman McCann P.C. is expected to be present by telephone at the Annual Meeting and will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of Mayer Hoffman McCann P.C. as the independent registered public accounting firm is not required by our Bylaws or otherwise.  However, the Board is submitting the selection of Mayer Hoffman McCann P.C. to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee and the Board, in their sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if such a change is in the best interests of the Company and its stockholders.

Recent Change in Independent Registered Public Accounting Firm

On May 17, 2012, the Company advised Ernst & Young, LLP that it was being dismissed as the Company's independent registered public accounting firm. The decision to dismiss Ernst & Young, LLP was considered and approved by the Audit Committee on May 17, 2012.  On May 17, 2012, the Company appointed Mayer Hoffman McCann P.C. as its independent registered public accounting firm for the fiscal year ending January 31, 2013.  Ernst & Young, LLP's reports on the Company's consolidated financial statements for the fiscal years ended January 31, 2012 and 2011, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  During the fiscal years ended January 31, 2012 and 2011, and through the interim period ended April 30, 2012, there were no disagreements with Ernst & Young, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Ernst & Young, LLP’s satisfaction, would have caused Ernst & Young, LLP to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements. In addition, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The fees billed by Ernst & Young LLP, our independent registered public accountants during or with respect to the fiscal years ended January 31, 2012 and January 31, 2011 were as follows:

Audit Fees.  The aggregate fees billed for professional services rendered totaled approximately $166,000 in fiscal 2012 and approximately $186,032 in fiscal 2011, including fees associated with the annual audit, the reviews of documents filed with the SEC, and the reviews of the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees.  The aggregate fees billed for services rendered for audit related services principally due diligence, accounting consultation and audits in connection with proposed transactions totaled $16,000 in fiscal 2012 and $64,800 in fiscal 2011.

Tax Fees.  The aggregate fees billed for tax compliance, tax advice and tax planning were approximately $27,892 in fiscal 2012 and $85,000 in fiscal 2011.

All Other Fees.  No other fees were paid to the Company’s independent registered public accountants in fiscal 2012 or 2011.

The Audit Committee has reviewed the non-audit services provided by Ernst & Young LLP and determined that the provisions of these services during fiscal years 2012 and 2011 are compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policy.  The Audit Committee has a pre-approval policy.  Pre-approval is generally effective for up to one year, and any pre-approval is detailed as to type of services to be provided by the independent registered public accounting firm and the estimated fees related to these services.  During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the registered public accounting firm.

During fiscal 2011 and 2012, each new engagement of Ernst & Young LLP was approved in advance by our Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Report of the Audit Committee of the Board shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors issued the following report for inclusion in the Company’s proxy statement in connection with the Annual Meeting.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls.  The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.  In fulfilling its oversight responsibilities:

1.  The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2012 with Peerless’ management and with Peerless’ independent registered public accounting firm for such fiscal year, Ernst & Young LLP.

2.  The Audit Committee has obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

3.  The Audit Committee has discussed with Ernst & Young LLP those matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board.

4.  The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board Rule 3526 “Communication with Audit Committees Concerning Independence”, and has reviewed and discussed with Ernst & Young LLP its independence.

5.  Based upon the review and the discussions  referenced in paragraphs 1 through 4 above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended January 31, 2012 be included or incorporated by reference in the Annual Report on Form 10-K for that year for filing with the SEC.

6.  In performing its functions, the Audit Committee acts only in an oversight capacity.  It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls.  Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

7.  The Audit Committee also has appointed Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013.

AUDIT COMMITTEE Jeffrey A. Hammer, Chairman Robert Frankfurt Eric Kuby

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of May 2, 2012 by: (i) each director and director nominee; (ii) each Named Executive Officer (as defined in Item 402(a)(3) of Regulation S-K); (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of the outstanding common stock.

Name and Address of Beneficial Owner	Shares of Common Stock	Right to Acquire Beneficial Ownership Within 60 Days	Total	Percent of Total
Directors and Executive Officers
Steven M. Bathgate (1)	167,298	46,420	213,718	5.93%
Timothy E. Brog (2)	433,700	188,566	622,266	16.62%
Matthew R. Dickman	-	-	-	*
Robert Frankfurt (3)	2,817	3,958	6,775	*
Jeffrey A. Hammer (4)	32,817	41,250	74,067	2.06%
Robert Kalkstein (5)	15,000	5,000	20,000	*
Eric Kuby (6)	350,839	3,958	354,797	9.97%
William Neil (7)	112,006	75,000	187,006	5.15%
Gerald A. Stein	-	-	-	*
Jeffrey S. Wald (8)	2,817	15,000	17,817	*
All directors and executive officers as a group (8 persons)	1,078,760	323,869	1,402,629	36.16%

5% Beneficial Holders
North Star Investment Management Company (6)	348,022	-	348,022	9.79%
20 N. Wacker Drive #1416, Chicago, IL 60606

*Represents less than 1% of the outstanding common stock.

This table is based upon information supplied to the Company by officers and directors, Schedules 13D and 13G, and Forms 3, 4 and 5 if any, filed by principal stockholders with the SEC.  Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 3,555,064 shares of common stock outstanding as of May 2, 2012, adjusted as required by rules promulgated by the SEC.  Under Rule 13d-3 of the Exchange Act, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares).  In addition, under Rule 13d-3(d)(1) of the Exchange Act, shares which the person (or group) has the right to acquire within 60 days after May 2, 2012, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group) but are not deemed to be outstanding as to any other person or group.  As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership of voting power with respect to the number of shares of common stock actually outstanding as of May 2, 2012.  The address of each of our directors and executive officers is c/o Peerless Systems Corporation, 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901.

(1)
Includes 39,481, 100,000, 10,000 and 10,000 shares of common stock held by Mr. Bathgate, his wife, the Bathgate Family Partnership, Ltd., and Mr. Bathgate's adult child residing with him, respectively.  Also includes 7,817 shares of restricted common stock held by Mr. Bathgate.

(2)	Includes 159,167 shares of restricted common stock.
(3)	Includes 2,817 shares of restricted common stock held by Mr. Frankfurt.
(4)	Includes 7,817 shares of restricted common stock held by Mr. Hammer.
(5)	Includes 10,000 shares of restricted common stock held by Mr. Kalkstein. Mr. Kalkstein became the Company’s Acting Chief Financial Officer effective July 18, 2011 upon the resignation of Mr. Neil.
(6)
Includes 285,647 shares held by the Kuby-Gottlieb Special Value Fund for which North Star Investment Management Corporation ("North Star") is the investment manager and 62,375 shares held in other accounts managed by North Star.  Mr. Kuby may be deemed to beneficially own such shares because he is the Chief Investment Officer and a member of the investment committee of North Star.  Mr. Kuby disclaims ownership of such shares, except to the extent of his pecuniary interest therein.
Also includes 2,817 shares of restricted common stock held by Mr. Kuby.

(7)	Mr. Neil resigned as the Company’s Chief Financial Officer effective July 18, 2011.
(8)	Includes 2,817 shares of restricted common stock held by Mr. Wald.

EXECUTIVE OFFICERS

The following sets forth information with respect to the Company’s executive officers as of May 17, 2012.

Name	Age	Position
Timothy E. Brog	48	Chairman and Chief Executive Officer
Robert Kalkstein	30	Acting Chief Financial Officer

No officer has any arrangement or understanding with any other person(s) pursuant to which he was selected as an officer.  Our executive officers are elected each year at the organizational meeting of our Board of Directors, which follows the annual meeting of shareholders, and at other meetings, as needed.

Timothy E. Brog has been the Company’s Chief Executive Officer since August 2010.  Mr. Brog’s biographical information is provided under “Director Nominees” above.

Robert Kalkstein has been the Company’s Acting Chief Financial Officer since July 2011.  Mr. Kalkstein joined the Company in October 2010, initially serving as Analyst and becoming the Company’s Controller in April 2011.  From November 2009 to October 2010, Mr. Kalkstein served as an Associate within the Fixed Income Product Control group at Jefferies & Co., where he had control over revenue accounting for the Corporate, Emerging Markets, and US Rates desks, in addition to Investment Banking revenue from these desks.  From April 2007 to November 2009, Mr. Kalkstein was an Associate at PricewaterhouseCoopers, where he performed audit services for public companies in the banking and mortgage industries.  He obtained his license as a Certified Public Accountant during his tenure at PricewaterhouseCoopers.  Mr. Kalkstein received a Bachelors of Engineering in Biomedical Engineering and a Masters of Engineering in Engineering Management at Stevens Institute of Technology in Hoboken, NJ.  Mr. Kalkstein also attended Pace University for an MBA in Accounting. The Board believes that Mr. Kalkstein’s accounting education and experience provide him with a solid background for serving as the Company’s Acting Chief Financial Officer.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the following officers in such capacity (the “Named Executive Officers”) for the fiscal year ended January 31, 2012.

Name and Principal Position		Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards($)(1)		All Other Compensation($)(2)	Total ($)
Timothy E. Brog (3)	2012	340,000	250,000	61,000	(4)	-		2,000	653,000
Chief Executive Officer	2011	139,923	35,000	394,716	(5)	-		2,000	571,639
William R. Neil (6)	2012	99,669	-	-		-		18,828	118,497
Former Chief Financial Officer	2011	144,086	54,000	-		-		11,196	209,282
Robert Kalkstein (7)	2012	97,836	-	-		-		-	97,836
Acting Chief Financial Officer	2011	20,137	-	25,750	(8)	25,094	(9)	-	70,981

(1)	See Note 4 to the Company's audited financial statements for the fiscal year ended January 31, 2012 for a discussion of the relevant assumptions used in calculating grant date fair value.
(2)	Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses, including, but not limited to, 401(k) matching, travel reimbursement and paid vacation.
(3)	Mr. Brog became the Company’s Chief Executive Officer on August 26, 2010.
(4)	Mr. Brog was issued 20,000 shares of restricted common stock. One twenty-fourth of such shares will vest on each monthly anniversary of the grant date of March 16, 2011 for a period of two years.
(5)
Mr. Brog was issued 200,000 shares of restricted common stock.  One quarter of such shares will vest if prior to August 26, 2013 the average closing price of the Company's common stock on the Nasdaq Capital Market is greater than or equal to the target prices of $3.75, $4.00, $4.25 and $4.50, respectively, for 15 consecutive trading days.  On the date of grant, the closing price of the common stock on the Nasdaq Capital Market was $2.84 per share.  The Company used a Monte Carlo simulation model valuation technique to determine the fair value of the 200,000 restricted shares that vest based upon achievement of market price targets.  The Monte Carlo simulation model utilizes multiple input variables that determine the probability of satisfying the market condition stipulated in the award and calculates the fair value of each share of the restricted stock.

(6)	Mr. Neil resigned as the Company’s Chief Financial Officer effective July 18, 2011 and has remained an employee.
(7)	Mr. Kalkstein became the Company’s Acting Chief Financial Officer effective July 18, 2011. Mr. Kalkstein was hired by the Company on October 18, 2010.
(8)
Mr. Kalkstein was issued 5,000 shares of restricted common stock that vests two years after Mr. Kalkstein’s start date with the Company. In addition, 3,000 shares of common stock were granted to Mr. Kalkstein in January 2011.

(9)	Mr. Kalkstein was issued 20,000 options to purchase common stock. One quarter of the shares vest on each anniversary of Mr. Kalkstein’s start date with the Company.

Narrative to Summary Compensation Table

Employment Agreements

Employment Agreement with Timothy E. Brog

The Company is party to an Employment Agreement with Mr. Brog, dated as of August 26, 2010, which provides that Mr. Brog will serve as the Company’s Chief Executive Officer.  Mr. Brog receives a base salary of $340,000 and will be eligible to be considered for a bonus and options semi-annually.  Mr. Brog also received a grant of 200,000 shares of restricted common stock, one quarter of which will vest if prior to August  26, 2013 the average closing price of the common stock on the Nasdaq Capital Market is greater than or equal to the target prices of $3.75, $4.00, $4.25 and $4.50, respectively, for 15 consecutive trading days.  On the date of grant, the closing price of the common stock on the Nasdaq Capital Market was $2.84 per share.  As a result of annual renewals in accordance with its terms, the Employment Agreement currently extends through August 26, 2013.  Thereafter, it may be terminated by either party with 90 days’ prior notice to the other party.  If Mr. Brog's employment is terminated without Cause (as defined in the Employment Agreement), he will receive unpaid salary and benefits, any remaining payments owed through the end of the Employment Agreement and a severance payment equal to six months' salary and benefits.  Additionally, if Mr. Brog is terminated without Cause prior to August 26, 2013, if fewer than 150,000 shares of his restricted stock have vested on or before the termination date, 100,000 shares of his restricted stock will vest and if 150,000 or more shares of his restricted stock have vested, any remaining unvested shares will vest.

Employment Agreement with William R. Neil

On July 18, 2011, the Company entered into an amended and restated employment agreement with Mr. Neil, which amends and restates in its entirety Mr. Neil’s employment agreement dated May 26, 2009.  Pursuant to the agreement, Mr. Neil has resigned as the Company’s Chief Financial Officer, effective July 18, 2011.  Mr. Neil will continue as a Senior Analyst of the Company until June 15, 2012.  He will receive a salary of $70,909 on an annual basis during this period, plus medical benefits.  Mr. Neil’s options will continue in accordance with their terms until the earlier of their expiration or January 15, 2013.   Mr. Neil will receive a $25,000 severance payment after June 15, 2012 upon the execution and delivery of a release to the Company.

William R. Neil became the Company’s Chief Financial Officer effective July 12, 2008 and served as the Acting Chief Executive Officer from September 2008 through August 26, 2010.  The Company was previously party to an employment agreement, dated as of May 26, 2009, pursuant to which Mr. Neil received an annual salary of $225,000.  In addition, Mr. Neil was eligible to receive (and did receive) a retention bonus of $20,000 on February 1, 2011.  Mr. Neil was also entitled to participate in the Company’s medical insurance, retirement and other benefit plans and was to receive severance payments, including a lump sum payment of $25,000 and monthly consulting payments of $2,100 for 36 months, under certain circumstances upon termination of his employment with the Company.  Beginning on January 24, 2010, Mr. Neil reduced his schedule to 3 days per week and received 60% of his annual salary, which applied to the May 2009 employment agreement.

Employee Benefit Plans

The purpose of the 2005 Plan is to provide additional incentive for directors, key employees and consultants to further the growth, development and financial success of the Company and its subsidiaries by personally benefiting through the ownership of the Company's common stock, or other rights which recognize such growth, development and financial success.  The 2005 Plan is administered by the Compensation Committee.  The 2005 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof.  Awards granted under the 2005 Plan generally may not be transferred other than by will or the laws of descent and distribution or, subject to the consent of the administrator of the 2005 Plan, pursuant to a domestic relations order.  The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests.  At any time after the grant of an award, the administrator may accelerate the period during which the award vests.  Generally, an option may only be exercised while the grantee remains our employee, director or consultant or for a specified period of time following the participant's termination of employment, directorship or the consulting relationship.  During the year ended January 31, 2012, the Company (i) issued 105,460 shares upon the exercise of options by employees, consultants, directors or former directors, (ii) granted options to acquire 60,000 shares of common stock and (iii) issued 84,085 shares of restricted common stock to employees and directors.

 Bonuses

In March 2012, Mr. Brog was granted a $250,000 cash bonus, which was expensed in the fiscal year ended January 31, 2012, for (a) materially exceeding the Company's budgeted profitability for the fiscal year ended January 31, 2012 and (b) generating approximately $1.8 million of Other Income from certain investments, each of which created significant value for shareholders.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by each of the Named Executive Officers as of January 31, 2012.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Options (#) Unexercisable (1)	Option Exercise Price ($)		Option Expiration Date	Number of Securities of Unvested Restricted Stock (1)		Market Value of Unvested Restricted Stock Award (2)
Timothy E. Brog	30,000	-	2.29	(3)	7/6/2017	50,000	(6)	196,000
	8,541	1,459	1.88	(3)	8/11/2018	50,000	(7)	196,000
	92,409	7,591	1.83	(4)	12/5/2018	50,000	(8)	196,000
	6,458	3,542	1.95	(3)	6/5/2019	-
	29,167	20,833	2.24	(3)	9/15/2019	-
	3,958	6,042	2.77	(3)	6/23/2020	-
William R. Neil	75,000	-	1.33		9/30/2014	-
Robert Kalkstein	5,000	15,000	3.20	(5)	10/18/2020	5,000	(9)	19,600

(1)	See Note 4 to the Company's audited financial statements for the fiscal year ended January 31, 2012 for a discussion of the relevant assumptions used in calculating grant date fair value.
(2)	Based on the Company’s January 31, 2012 closing price on the Nasdaq Capital Market of $3.92 per share.
(3)
Twenty-five percent of the shares subject to this option vest on the first anniversary of the grant date. One thirty-sixth of the shares subject to this option vest on each monthly anniversary thereafter.  The grant date of these options are July, 6, 2007, August 11, 2008, June 5, 2009, September 15, 2009, and June 23, 2010, respectively.

(4)
Fifty percent of the shares subject to this option vested on the grant date of December 5, 2008. Twenty-five percent of the balance of the shares subject to this option vest on the first anniversary of the grant date. One thirty-sixth of the shares subject to this option vest on each monthly anniversary thereafter.

(5)	Twenty-five percent of the shares subject to this option vest on each anniversary of the grant date of October 18, 2010.
(6)
 These 50,000 shares will vest, if prior to August 26, 2013, the average closing price of the Company's common stock on the Nasdaq Capital Market is greater than or equal to the target price of $4.00 for 15 consecutive trading days.

(7)
These 50,000 shares will vest, if prior to August 26, 2013, the average closing price of the Company's common stock on the Nasdaq Capital Market is greater than or equal to the target price of $4.25 for 15 consecutive trading days.

(8)
These 50,000 shares will vest, if prior to August 26, 2013, the average closing price of the Company's common stock on the Nasdaq Capital Market is greater than or equal to the target price of $4.50 for 15 consecutive trading days.

(9)	All 5,000 shares of restricted stock will vest on the second anniversary of the grant date of October 18. 2010.

Potential Payments Upon Termination Or Change In Control

The potential payments upon termination or change in control are governed by the Named Executive Officers' employment agreements.  The 2005 Plan generally provides that awards are exercisable only while the holder is an employee, consultant or independent director, provided however that the Compensation Committee, in its sole discretion, may provide for the award to be exercisable for a period of time following termination.

Pursuant to the 2005 Plan, in the event of a change in control, each outstanding award shall be assumed or an equivalent award substituted by the successor corporation or a parent or subsidiary of the successor corporation.  If the successor corporation refuses to assume or substitute for the award, the Committee can cause any or all of such awards to become fully exercisable immediately prior to the consummation of the transaction.  If the Committee causes the awards to become fully vested, such awards are exercisable for 15 days from such notice and will terminate upon the expiration of the 15-day period.

The following table shows the potential payments upon termination or a change in control of the Company for the current Named Executive Officers assuming their employment was terminated on January 31, 2012, and assuming that the change in control occurred at January 31, 2012.  These disclosed amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to the Named Executive Officers, which would only be known at the time they become eligible for such payments.

Upon the death or disability of a Named Executive Officer, such officer would receive the same payment set forth under the “Terminated with Cause” column below.  A Named Executive Officer terminated following a change of control would not receive special payment, but would receive the payment set forth below, if terminated with or without cause, as the case may be.

Name	Termination With Cause ($)	Termination Without Cause ($)1
Timothy E. Brog 2	42,078	411,978
William R. Neil	55,424	55,424
Robert Kalkstein	7,400	7,400

(1)	Refer to the termination without cause table below for details.
(2)
Excludes $197,007, the value of Mr. Brog’s unvested restricted stock that would vest upon termination without cause.  This is based on the grant price of the time vested restricted stock award and the Monte Carlo valuation of the second 100,000 shares for Mr. Brog's market-triggered restricted stock award. The first 50,000 shares of restricted stock for the market-triggered restricted stock award vested on August 10, 2011.

The table below reflects the estimate of the payments and benefits that each current Named Executive Officer would receive assuming such Named Executive Officer's employment was terminated without "cause" on January 31, 2012.

Name	Base Salary ($)	Bonus ($)	Vacation Payout ($)	Severance ($)	Medical Benefits Continuation ($)
Timothy E. Brog1	198,769	-	32,428	170,000	10,780
William R. Neil	27,625	-	-	25,000	2,799
Robert Kalkstein	2,962	-	4,220	-	218

(1)	See footnote 2 in table above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the securities authorized for issuance under the Company’s Equity Compensation Plans as of January 31, 2012.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column 1)
Equity compensation plans approved by security holders	574,634	$2.39	270,514
Equity compensation plans not approved by security holders	—	—	—
Total	574,634	$2.39	270,514

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company registered pursuant to Section 12 of the Exchange Act.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  The information contained in this paragraph regarding compliance with Section 16(a) is based solely on a review of the copies of such reports filed with the SEC and signed statements provided to the Company by the executive officers, directors and 10% stockholders.  The Company believes that, during the fiscal year ended January 31, 2012, all of the executive officers, directors and 10% stockholders timely complied with all applicable Section 16(a) filing requirements.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to the Company’s officers, directors and employees.  Our Code of Business Conduct and Ethics, as applied to our Chief Executive Officer, senior financial officers, principal accounting officer, controller and other senior financial officers, if any, is intended to comply with the requirements of Section 406 of the Sarbanes-Oxley Act.  A copy of our Code of Business Conduct and Ethics is available on the Company’s website at   www.peerless.com.  In addition, a copy of the Code of Business Conduct and Ethics will be provided without charge upon request to the Company.  The Company intends to timely disclose any amendments to or waivers of certain provisions of our Code of Business Conduct and Ethics applicable to our Chief Executive Officer, senior financial officers, principal accounting officer, controller and other senior financial officers, if any, on our website at www.peerless.com within four business days or as otherwise required by the SEC or Nasdaq.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board has adopted a written policy which requires the Audit Committee to review and approve or ratify any transaction (a "related person transaction") in which the Company was, or is to be, a participant and in which any director, executive officer, nominee for director or beneficial owner of more than 5% of the outstanding shares of common stock of the Company, or any immediate family member of any such person, has a direct or indirect material interest. The policy requires the following:

●
the Audit Committee shall review any proposed agreement or arrangement relating to a related person transaction or series of related person transactions, and any proposed amendment to any such agreement or arrangement;

●
the Audit Committee shall establish standards for determining whether the transactions covered by such proposed agreement or arrangement, are on terms no less favorable to the Company than could be obtained from an unrelated third party ("fair to the Company");

●
the Audit Committee shall not pre-approve, and shall make all reasonable efforts (taking into account the cost thereof to the Company) to cancel or cause to be renegotiated, any such agreement or arrangement which is not so determined to be fair to the Company; and

●	the Company shall disclose any related person transactions required to be disclosed by the rules promulgated by the SEC, in the manner so required.

Except as otherwise set forth herein (including, but not limited to, “Director Compensation” and “Executive Compensation and Other Matters”), the Company had no related party transactions in an amount exceeding $120,000 since February 1, 2010.  The Audit Committee reviews and approves or ratifies all related person transactions in accordance with the procedures set forth above, as the same may be amended from time to time.  The Company believes that all related person transactions currently are on terms no less favorable to the Company than could be obtained from an unaffiliated third party.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting.  If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with the recommendations of the majority of the Board.

STOCKHOLDER PROPOSALS

The rules of the SEC permit stockholders of a company to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by company action in accordance with the proxy rules.  Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or before January 16, 2013, 120 days before the first anniversary of the approximate mailing date of this Proxy Statement.  Under the Company's Bylaws, written notice of stockholder proposals for the 2013 annual meeting that are not intended to be considered for inclusion in next year's annual meeting proxy materials (shareholder proposals submitted outside the processes of Rules 14a-8 and 14a-11 under the Exchange Act) must be delivered to or mailed and received at the principal executive offices of the Company, directed to the attention of the Secretary, not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting.  If the Annual Meeting concludes as scheduled on June 27, 2012, such notice must be submitted no earlier than March 30, 2013, nor later than April 28, 2013.

INCORPORATION BY REFERENCE

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate all or portions of our filings, including this Proxy Statement, with the SEC, in whole or in part, the Audit Committee Report contained in this Proxy Statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act or the Securities Exchange Act.  Information on our website, other than our proxy statement and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

AVAILABLE INFORMATION

The Company is required to file annual, quarterly and current reports and other information with the SEC.  You can read the Company’s filings with the SEC over the Internet at the SEC’s website at www.sec.gov.  You may read and copy any document filed with the SEC, or obtain copies of the documents at prescribed rates at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.  The Company’s SEC filings are also available at the office of Nasdaq.  For further information on obtaining copies of the Company’s public filings at Nasdaq, you should call (212) 656-5060.  A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2012 filed with the SEC is available without charge upon written request to: Corporate Secretary, Peerless Systems Corporation, 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901.

By Order of the Board of Directors

Timothy E. Brog
Chief Executive Officer
May 17, 2012

PLEASE RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.  UNLESS A QUORUM CONSISTING OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING IS REPRESENTED AT THE ANNUAL MEETING, NO BUSINESS CAN BE TRANSACTED.  PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THE ANNUAL MEETING.

PEERLESS SYSTEMS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, June 27, 2012
9:00 a.m. Eastern Time

To be held at:
Peerless Systems Corporation
300 Atlantic Street, Suite 301
Stamford, Connecticut 06901

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held Wednesday, June 27, 2012 and appoints Robert Kalkstein and Timothy E. Brog, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of Common Stock, par value $.001 per share, of Peerless Systems Corporation, owned of record on May 2, 2012 by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of Peerless Systems Corporation to be held on Wednesday, June 27, 2012 at 9:00 a.m. (Eastern Time) at our offices, located at 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901, and any adjournments or postponements thereof for any purpose.

If no choice is specified, the proxy will be voted FOR all nominees and item 2.

THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN   BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND IN FAVOR OF THE OTHER PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Peerless Systems Corporation, 300 Atlantic Street, Suite 301, Stamford, Connecticut 06901

☐Please detach here ☐

1.	Election of directors:	01 Steven M. Bathgate 02 Timothy E. Brog 03 Matthew R. Dickman	04 Jeffrey A. Hammer 05 Eric Kuby 06 Gerald A. Stein	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, writethe number(s) of the nominee(s) in the box provided to the right.)
2.	Ratification of selection of Mayer Hoffman McCann P.C. as independent registered public accounting firm for the fiscal year ending January 31, 2013	☐	For	☐	Against	☐	Abstain

3.	To transact such other business as properly may come before the meeting or any adjournment or postponement thereof	☐	For	☐	Against	☐	Abstain

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND THE PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Address Change? Mark Box☐ Indicate changes below:
Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy.  If held in joint tenancy, all persons must sign.  Trustees, administrators, etc., should include title and authority.  Corporations should provide full name of corporation and title of authorized officer signing the proxy.